SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    AUGUST 19, 1996
                                                -------------------------------

                                COMPSCRIPT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           FLORIDA                      0-20594               65-0506539
-----------------------------       ----------------       ------------------
(State or other jurisdiction        (Commission File        (IRS Employer
 or incorporation)                      Number)            Identification No.)


       1225 BROKEN SOUND PARKWAY N.W., SUITE A, BOCA RATON, FLORIDA 33487
       ------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code  561) 994-8585
                                                   ----------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)  Financial Statements of Securx for the year ended December 31, 1995.

       (b) Compscript, Inc. and Subsidiaries Pro Forma Consolidated Condensed Balance Sheet at December 31, 1995 and at June 30, 1996 (Unaudited); Pro Forma Consolidated Condensed Statement of Operations Year Ended December 31, 1995 and Six Months Ended June 30, 1996 (Unaudited).

                                   SECURx Inc.

                       FINANCIAL STATEMENTS FROM INCEPTION

                       JUNE 27, 1995 TO DECEMBER 31, 1995

                       AND INDEPENDENT ACCOUNTANT'S REPORT

                        INDEPENDENT ACCOUNTANT'S REPORT

To the Stockholders and
 Board of Directors of
SECURx, Inc.


We have audited the accompanying balance sheet of SECURx, Inc.(an Ohio Corporation), as of December 31, 1995, and the related statements of loss, stockholders' equity (deficit), and cash flows from inception June 27, 1995 to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SECURx, Inc. as of December 31, 1995, and the results of its operations, and cash flows from inception June 27, 1995 to December 31, 1995 in conformity with generally accepted accounting principles.


                                   /s/  PRIJATEL & KOSS
                                        ---------------
                                        Prijatel & Koss


August 6, 1996

                                  SECURx, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995

                                     ASSETS

CURRENT ASSETS:
  Cash                               $ 51,174
  Accounts receivable
   less allowance for doubtful
   accounts of $2,500                 256,033
  Inventory                           204,763
  Prepaid expenses                      8,000
                                     --------

    Total Current Assets                                   $ 519,970

PROPERTY AND EQUIPMENT:
  Machinery and equipment              92,022
  Furniture and fixtures                9,124
  Capitalized telephone lease           8,394
                                     --------
    Total Fixed Assets                109,540


  Less accumulated depreciation       (17,270)
                                     --------
    Net Property and Equipment                                92,270

OTHER ASSETS:
  Customer list                       204,530
  Acquisition costs                    10,000
  Less accumulated amortization       (18,044)
  Deposits                              4,136
  Employee receivable                     134
                                     --------
    Total Other Assets                                       200,756
                                                           ---------
    Total Assets                                           $ 812,996
                                                           =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  SECURx , INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Note Payable Southwind Health         $ 281,400
  Accounts Payable - Trade                523,539
  Accounts Payable - Other                 13,348
  Accrued Expenses Payable                 36,290
  Corporate Taxes Payable                   5,400
  Payroll Taxes Payable                     7,701
  Sales Tax Payable                         1,850
  Capitalized Lease-Current                 2,470
                                        ---------

    Total Current Liabilitie                              $ 871,998

NONCURRENT LIABILITIES:
  Capitalized Lease-Noncurrent                                1,417

STOCKHOLDERS' EQUITIY (DEFICIT):
  Common Stock, no par value, $150
    stated value, authorized 850
    shares, issued and outstanding
    500 shares                             75,000
  Retained Earnings (Deficit)            (135,419)
                                        ---------
    Total Stockholders' Deficit                             (60,419)
                                                          ---------

    Total Liabilities and Stockholders'
      Equity                                              $ 812,996
                                                          =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  SECURx, INC.

                                STATEMENT OF LOSS

                FROM INCEPTION JUNE 27,1995 TO DECEMBER 31, 1995




NET SALES                                                   $ 2,467,251

COST OF GOODS SOLD                                            2,166,933
                                                            -----------

GROSS MARGIN                                                    300,318

OPERATING EXPENSES:

  Selling and administrative expenses    $ 389,515
  Depreciation and amortization             35,314
                                         ---------

     Total Operating Expenses                                   424,829

LOSS FROM OPERATIONS                                           (124,511)

INTEREST EXPENSE                                                 10,908
                                                            -----------

LOSS BEFORE INCOME TAXES                                       (135,419)

PROVISION FOR INCOME TAXES                                            0
                                                            -----------
NET LOSS                                                    $ ( 135,419)
                                                            ===========
LOSS PER SHARE                                              $ (  270.84)
                                                            ===========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  SECURx, INC.

                             STATEMENT OF CASH FLOWS

               FROM INCEPTION JUNE 27, 1995 TO DECEMBER 31, 1995


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                    $( 135,419)
                                                               ---------
  Adjustments to Reconcile Net Income to Net Cash
    Provided by Operating Activities:
      Depreciation and amortization                               35,314
      Changes in assets and liabilities:
        Accounts receivable                                    (  23,487)
        Inventories                                            (  28,238)
        Other current assets                                   (   5,052)
        Accounts payable                                       (  12,441)
        Accrued expenses and other
          current liabilities                                     40,634
                                                               ---------

        Total Adjustments                                         48,794
                                                               ---------

  Net Cash Used by Operating Activities                        ( 128,689)
                                                               ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Payment to purchase assets                                   ( 105,000)
  Acquisition costs                                            (  10,000)
  Deposits                                                     (     500)
  Advances to employees                                        (     134)
                                                               ---------

  Net Cash Used by Investing Activities                        ( 115,634)
                                                               ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Loans from stockholders                                        221,400
  Proceeds from sales of common stock                             75,000
  Payments of installment loans                                (     903)
                                                               ---------

  Net Cash Provided by Financing Activities                      295,497
                                                               ---------

NET (INCREASE) IN CASH AND CASH EQUIVALENTS                       51,174

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                         0
                                                               ---------
CASH AND CASH EQUIVALENTS AT END OF YEAR                      $   51,174
                                                               =========

SUPPLEMENTAL CASH FLOW DISCLOSURES:
  Interest paid                                               $      343
                                                               =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  SECURx, INC.

                        STATEMENT OF STOCKHOLDERS'EQUITY

               FROM INCEPTION JUNE 27, 1995 TO DECEMBER 31, 1995


                                   COMMON STOCK         RETAINED
                               ---------------------    EARNINGS
                               SHARES         AMOUNT    (DEFICIT)       TOTAL
                               ------        -------    ---------       -----

Balance June 27, 1995              0         $     0    $       0    $       0

Issuance of Common
     Stock for cash              500          75,000                    75,000
Net Loss                                                 (135,419)    (135,419)
                                 ---          ------     --------     --------

Balance December 31, 1995        500          75,000    $(135,419)   $( 60,419)
                                 ===          ======     ========     ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  SECURx, INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1- SUMMARY, OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF BUSINESS - SECURx, Inc. (the "Company") was incorporated in the State of Ohio June 27, 1995, primarily to sell and distribute prescription drugs to the general public through corporate sponsored benefit plans of employers in the northeastern part of the United States.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     STATEMENT OF CASH FLOWS - The Compny considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.


     INVENTORIES - Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.


     PROPERTY, EGUIPMENT, DEPRECIATION AND AMORTIZATION - Property and equipment are stated at cost and include expenditures for major betterments and renewals. Expenditures for maintenance and repairs are charged to income as incurred. The Company follows the policy of providing for depreciation and amortization generally on the double-declining balance and straight-line methods by charges to income at rates based upon the estimated useful lives of 3 to 7 years for equipment, 5 to 7 years for furniture and fixtures and telephone capitalized lease, and 5 for customer lists and acquisition costs.

     ACCOUNTING FOR INCOME TAXES - The Company adopted FASB Statement, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

     REVENUE RECOGNITION - Revenues are recognized at the time the prescription is shipped.

                                 SECURx, INC.

                        NOTES TO FINANCIAL STATEMENTS


     ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS - The carrying value of cash and equivalents, receivables, accounts payable and accrued expenses are estimated to approximate fair value because of the short-term maturity of these items. The carrying value of notes payable and long-term debt also approximates fair value due to the comparability of stated rates of interest to current market rates and their relative maturities.


NOTE 2 - INVENTORIES

     Inventories consist totally of finished goods              $204,763
                                                                ========


NOTE 3 - OTHER ASSETS


     Other assets at December 31, 1995 are composed primarily of the following:

             Customer list                                      $204,530
                                                                ========
             Acquisition costs                                  $ 10,000
                                                                ========


     These amounts resulted from the Company's acquisition of assets and assumption of liabilities in July 1995. The amounts are being amortized over five (5) years and amortization expense from inception June 27, 1995 to December 31, 1995 was $18,044. For income tax purposes, the customer lists are being amortized over 15 years.


NOTE 4 - DEBT


     Debt at December 31, 1995 consists of the following:

                                          CURRENT      NONCURRENT       TOTAL
                                         --------      ----------      --------
     a.  Demand loan (shareholders)
         with interest rates at 10%      $281,400                      $281,400

     b.  Capitalized Lease - AT&T -
         Telephone Equipment - with
         interest at 18%                    2,470       $ 1,417           3,887
                                         --------       -------        --------

              Total Debt                 $283,870       $ 1,417        $285,287
                                         ========       =======        ========

                                  SECURx, INC.

                          NOTES TO FINANCIAL STATEMENTS



          a. The Company has a $281,400 demand loan with Southwind Health Products, Inc. (a shareholder) with interest at 10%, which is collateralized by the receivables, inventories, and equipment of the company.

          b. The Company has a capitalized lease with AT&T for telephone equipment.

             Future loan payments are required as follows:

                 Fiscal year ending December 31, 1996             $285,287
                 Thereafter                                              0


NOTE 5 - COMMITMENTS AND CONTINGENCIES

          The Company is obligated under a noncancellable lease for transportation equipment that expires July 1997. The approximate annual minimum lease payments as of December 31, 1995 are as follows:

                              $5,707 for l996
                              $3,329 for l997

          The Company also paid $14,165 rent for office and warehouse space during 1995. The monthly rent is $2,833 and the lease expires Februar 1997, with an option to renew for an additional three years at monthly rent of $3,116.


NOTE 6 - RELATED PARTY TRANSACTIONS

          The Company extends the privilege to its employees to purchase prescription drugs from its pharmacy and the amount is not material.



NOTE 7 - INCOME TAXES

          The Company has a loss carryforward of $123,741 that may be offset against future taxable income. If not used, the carryforward will expire in the year 2010. No recognition of any potential deferred tax benefit has been recorded due to uncertainty of realization.

                                  SECURx, INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 8 - ACQUISITION OF BUSINESS FROM PREDECESSOR OPERATOR

          In July 1995, the Company purchased $671,200 of assets from the predecessor operator of the business by assuming liabilities of $566,200, and paying $105,000 in cash.


NOTE 9 - SUBSEQUENT EVENTS

          The Company had been named in a lawsuit brought against the predecessor operator of the business by its minority stockholders. Subsequently, the Company reached a settlement with the minority stockholders of the predecessor, and obtained a release from the lawsuit.

          A former supplier of the predecessor operator of the business has filed a lien against the inventory which had been purchased by SECURx, Inc. from the predecessor. Action has been taken to satisfy the obligation to the supplier and to remove the lien.

                        COMPSCRIPT INC. AND SUBSIDIARIES
                      INTRODUCTION TO PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)

     The following pro forma condensed consolidated financial information consists of a Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996 and Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1996 and for the year ended December 31, 1995 (collectively, the "Pro Forma Statements"). The Pro Forma Condensed Consolidated Balance Sheet was prepared to give effect to the acquisition of SECURx, Inc. (SECURx). The pro forma adjustments for purposes of the Pro Forma Condensed Consolidated Balance Sheet presentation give effect to the aquisition as if it had occurred on June 30, 1996.

     The Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 gives effect to the acquisition of SECURx as if the transaction had occurred on January 1, 1995, while the Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1996, gives effect to the acquisition of SECURx, as if the transaction had occurred on January 1, 1996.

     The pro forma adjustments to, or "reflected in" the Pro Forma Statements are based on the historical results of the acquired business giving effect to the transaction based on the method of accounting used to record the acquisition and the assumptions and adjustments described in the accompanying notes to the Pro Forma Statements.

     The pro forma adjustments are based upon currently available information and upon certain assumptions that management of the Company believes are reasonable under the circumstances. The Pro Forma Statements do not purport to be indicative of what the Company's financial position of results of operations would actually have been if the aforementioned transaction in fact had occurred on such date or at the beginning of the period indicated, or to project the Company's financial position or results of operations at any future date or for any future period.



                        COMPSCRIPT INC. AND SUBSIDIARIES
            PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)

                                                                                  PRO-FORMA               PRO-
                                       HISTORICAL             SECURx             ADJUSTMENTS             FORMA
                                       ----------           ----------          ------------          ----------
SALES                                 $13,103,779          $ 2,467,251          $     -              $15,571,030

COST OF SALES                           6,617,375            2,166,933                -                8,784,308
                                       ----------           ----------           ---------            ----------

        GROSS PROFIT                    6,486,404              300,318                -                6,786,722
                                       ----------           ----------           ---------            ----------
SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES               6,400,573              424,829             265,000 (B)         7,090,402

GOODWILL IMPAIRMENT CHARGE              3,636,362                 -                   -                3,636,362
                                       ----------           ----------           ---------            ----------
        OPERATING LOSS                 (3,550,531)          (  124,511)          ( 265,000)           (3,940,042)

OTHER, net                             (   13,788)          (   10,908)               -               (   24,696)
                                       ----------           ----------           ---------            ----------

        INCOME BEFORE INCOME TAXES     (3,586,319)          (  135,419)          ( 265,000)           (3,964,738)

PROVISION FOR INCOME TAXES             (  114,790)                -               (114,790)(E)

                                       ----------           ----------           ---------            ----------

NET (LOSS)                            $(3,679,109)         $(  135,419)         $( 150,210)          $(3,964,738)
                                       ==========           ==========           =========            ==========
NET LOSS PER SHARE                    $(     1.36)                                                   $(     1.35)
                                       ==========                                                     ==========
WEIGHTED AVERAGE COMMON AND
  COMMON EQUIVALENT SHARES              2,706,190                                                      2,946,690
                                       ==========                                                     ==========

                             See Accompanying Notes


                       COMPSCRIPT INC. AND SUBSIDIARIES
                 PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1996
                                   (UNAUDITED)

                                     ASSETS

                                                                                       PRO-FORMA               PRO-
                                             HISTORICAL            SECURx             ADJUSTMENTS             FORMA
                                            -----------          -----------          -----------          -----------
CURRENT ASSETS:
  Cash and cash equivalents                 $ 1,291,037          $    13,253          $     -              $ 1,304,290

  Accounts receivable, net                    2,256,090              279,966                -                2,536,056

  Inventory                                     654,339              154,763                -                  809,102

  Marketable securities available
     for sale and other                       1,213,963                1,320                -                1,215,283
                                            -----------          -----------          -----------          -----------

        Total current assets                  5,415,429              449,302                -                5,864,731

PROPERTY AND EQUIPMENT, net                     965,247               82,436                -                1,047,683

OTHER ASSETS                                    255,475              180,168                -                  435,643
                                            -----------          -----------          -----------          -----------

        Total Assets                        $ 6,636,151          $   711,906          $     -              $ 7,348,057
                                            ===========          ===========          ===========          ===========


                                     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

  Accounts payable                          $   724,350          $   604,649          $     -              $ 1,328,999
  Accrued expenses                              220,132               64,632                                   284,764
  Current maturities of debt
     and capitalized leases                     300,567                1,295                                   301,862
                                            -----------          -----------          -----------          -----------

        Total Current Liabilities             1,245,049              670,576                                 1,915,625

LONG TERM DEBT AND
     CAPITALIZED LEASES                         119,305              312,817                                   432,122
                                            -----------          -----------          -----------          -----------
        Total Liabilities                     1,364,354              983,393                                 2,347,747
                                            -----------          -----------          -----------          -----------
MINORITY INTEREST IN
     CONSOLIDATED SUBSIDIARY                    218,064                 -                                      218,064
                                            -----------          -----------          -----------          -----------

SHAREHOLDERS' EQUITY:
  Common stock, $.0001 par value,
  50,000,000 shares authorized,
  10,607,852 shares outstanding
  on a pro-forma basis                            1,037               75,000            (  74,981)(A)            1,056
                                                                                          265,000 (B)
  Additional Paid In Capital                  7,396,064                 -                  74,981 (A)        7,736,045

  Accumulated Deficit                        (2,343,368)          (  346,487)           ( 265,000)(B)       (2,954,855)
                                            -----------          -----------          -----------          -----------

        Total Shareholders' Equity            5,053,733           (  271,487)               -                4,782,246
                                            -----------          -----------          -----------          -----------
        Total Liabilities and
             Shareholders' Equity           $ 6,636,151          $   711,906          $     -              $ 7,348,057
                                            ===========          ===========          ===========          ===========

                             See Accompanying Notes


                        COMPSCRIPT INC. AND SUBSIDIARIES
            PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996
                                   (UNAUDITED)

                                                                                       PRO-FORMA               PRO-
                                             HISTORICAL            SECURx             ADJUSTMENTS             FORMA
                                            -----------          -----------          -----------          -----------
SALES                                       $ 7,636,645          $ 2,675,763          $     -              $10,312,408

COST OF SALES                                 3,819,348            2,384,495                -                6,203,843
                                            -----------          -----------          -----------          -----------

        GROSS PROFIT                          3,817,297              291,268                -                4,108,565
                                            -----------          -----------          -----------          -----------
SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES                     3,390,465              487,907                -                3,878,372
                                            -----------          -----------          -----------          -----------

        OPERATING INCOME                        426,832           (  196,639)               -                  230,193

OTHER, net                                   (   19,083)          (   14,429)                               (   33,512)
                                            -----------          -----------          -----------          -----------

        INCOME BEFORE INCOME TAXES
             AND MINORITY INTEREST              407,749           (  211,068)               -                  196,681

PRO FORMA PROVISION FOR INCOME TAXES            152,906                 -                 (78,168)(F)           74,738

MINORITY INTEREST IN NET LOSS
  OF SUBSIDIARY                                   4,564                 -                                        4,564
                                            -----------          -----------          -----------          -----------

PRO FORMA NET INCOME (LOSS)                 $   259,407          $(  211,068)         $    78,168          $   126,507
                                            ===========          ===========          ===========          ===========

PRO FORMA NET INCOME LOSS PER SHARE         $       .05                                                    $       .02
                                            ===========                                                    ===========

PRO FORMA WEIGHTED AVERAGE COMMON AND
  COMMON EQUIVALENT SHARES                    5,758,759                                                      5,999,259
                                            ===========                                                    ===========

                             See Accompanying Notes

                        COMPSCRIPT INC. AND SUBSIDIARIES
                         NOTES TO PRO-FORMA CONSOLIDATED
                              CONDENSED STATEMENTS
                       DECEMBER 31, 1995 AND JUNE 30, 1996
                                   (UNAUDITED)

(A) Exchange of 187,500 shares of Common Stock of Compscript, Inc. for 100% of the issued and outstanding common shares of SECURx, Inc. in connection with the acquisition of SECURx, Inc. on August 19, 1996, in a transaction accounted for as a pooling of interests.

(B) Accrual of $171,000 of acquisition costs in connection with the acquisition of SECURx, Inc. and $94,000 of additional acquisition costs for Delta Pharmacy Services, Inc. (Delta) which was acquired by Compscript, Inc. on May 31, 1996, in a transaction accounted for as a pooling of interests.

(C) Represents the Company's historical unaudited financial position and operating results as of and for the six months ended June 30, 1996 as reported on Form 10-QSB. Includes the account balances of Delta.

(D) Pro-forma adjustment to record estimated federal and state income taxes at a combined rate of 37.5%. Prior to May 31, 1996, Delta Pharmacy Services, Inc. was taxed under the provisions of Subchapter S of the Internal Revenue Code and, accordingly, was not subject to corporate income taxes. The pro-forma information has been computed as if Delta was subject to corporate income taxes at an assumed effective tax rate of 37.5%.

(E) Pro-forma adjustment to reflect tax benefit of SECURx losses and expenses of SECURx and Delta acquisitions.

(F)      Pro-forma adjustment to reflect the tax benefit of SECURx losses.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPSCRIPT, INC.

                                            By: /s/ BRIAN A. KAHAN
                                                ------------------------
                                                 Brian A. Kahan
                                                 Chief Executive Officer

DATED: November 4, 1996